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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                    MFS(R) INTERNATIONAL
                    GROWTH FUND

                    ANNUAL REPORT o MAY 31, 2001


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        YOU CAN RECEIVE THIS REPORT VIA E-MAIL. See page 35 for details
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TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 15
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Independent Auditors' Report .............................................. 33
Trustees and Officers ..................................................... 37

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
      Jeffrey L. Shames

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish firms with strong long-term prospects from those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended May 31, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -37.94% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 10.55%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/BARRA Value Index, were up 7.13% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 13.12% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended May 31, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.72% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended May 31, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    June 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

------------
(1) Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.
(2) Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).
(3) Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 15.13%, 14.84%, 15.44%, 14.59%, and 12.72%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended May 31, 2001.
(4) Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.68%, 7.82%, 10.65%, and 9.32%, respectively, for the 5-, 10-, 20-, and 25-year periods ended May 31, 2001.The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.57%, 2.74%, 3.47%, and 4.69%, respectively, for the 5-, 10-, 20-, and
    25-year periods ended May 31, 2001.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Barry P. Dargan]
     Barry P. Dargan

For the 12 months ended May 31, 2001, Class A shares of the fund provided a total return of -12.54%, Class B shares -12.93%, Class C shares -12.98%, and Class I shares -11.17%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to returns over the same period of -16.94% and -16.25%, respectively, for the fund's benchmarks, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index and the Lipper International Funds Index (the Lipper Index). The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world. The Lipper mutual fund indices are unmanaged, net-asset-value-weighted indices of the largest qualifying mutual funds within their respective fund classifications, adjusted for the reinvestment of capital gains distributions and income dividends. During the same period, the average international fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -17.92%.

Q. ALTHOUGH THE FUND OUTPERFORMED ITS BENCHMARKS AND ITS LIPPER PEERS, RETURNS WERE STILL NEGATIVE. COULD YOU EXPLAIN WHAT AFFECTED PERFORMANCE OVER THE PERIOD?

A. Overall performance was negative because stock markets declined sharply around the world. After a dramatic run-up in valuations, technology stocks fell dramatically in the spring of 2000 and continued to decline throughout most of the period. These stocks, in turn, dragged down other sectors of the market. The decline began in the United States but spread around the globe. Earnings estimates came down in Europe, and growth slowed in European economies. Asia was hit hard by the U.S. slowdown, in part because much of Asian industrial production is intended for U.S. consumers. Amid the global turmoil, a decade-long economic slowdown continued in Japan, the world's second-largest economy.

    Another negative factor for the fund was the continued strength of the U.S. dollar versus most other currencies, including the yen and the euro. A strong dollar meant that any profits we made on foreign equities were decreased when converting those profits back into U.S. dollars. (The fund's performance must always be reported in U.S. dollars.)

    The good news is that we outperformed our benchmarks and our Lipper peers. We believe that was a result of strong stockpicking, based on research done by our in-house analysts. In the first half of the period, we decreased our holdings in areas such as technology and consumer products that we felt would be most affected by a downturn, and increased our weighting in areas that we felt would be less sensitive to a slowing economy. One example of the latter was pharmaceutical companies, because the demand for drugs has historically been relatively stable regardless of the state of the economy.

Q. YOU TOOK OVER AS PORTFOLIO MANAGER ON APRIL 27, 2001. WHAT CHANGES CAN WE EXPECT IN THE WAY THE PORTFOLIO IS MANAGED?

A. My investment philosophy and that of David Mannheim, the previous manager, are very similar. We research stocks and view the markets in generally the same way, and we both draw on investment ideas generated by MFS' team of analysts around the globe. So we don't think investors will see a great difference in the way the fund is managed.

    David remains the Director of Global Portfolio Management at MFS, and I will continue to draw on his expertise and that of other MFS portfolio managers and analysts.

Q.  HOW DID THE PORTFOLIO'S POSITIONING CHANGE OVER THE PERIOD?

A. Toward the end of the period, we began to increase our weighting in companies that we feel could experience a strong earnings acceleration in a recovering market, especially companies in more aggressive areas such as technology and advertising.

    An example that illustrates our approach is Samsung Electronics, a holding added to the portfolio late in the period. This Korean firm is one of the world's largest manufacturers of dynamic random access memory chips (DRAMs), which are memory chips used in personal computer (PC) memory and other applications. The company's stock was hit hard by a slowdown in PC sales and by the general slowdown in technology, so we bought it at what we felt was an attractive valuation.

    For several reasons, we think Samsung could have strong potential in a recovering market. Our research indicates that new processor chips being introduced to the market may fuel a need for more and newer memory chips -- including a new type of memory called Rambus DRAMs, of which Samsung has been the world's leading producer. Just as important, we believe the economic downturn has weakened or eliminated some of the less stable companies in the chip business and forced the industry to consolidate, thus strengthening the position of Samsung and the few remaining large players. So we think Samsung could be positioned to be one of the key firms in an expanding industry if the market recovers.

Q. THE FUND HAS CONTINUED TO HOLD LARGE POSITIONS IN TELECOMMUNICATIONS FIRMS VODAFONE AND NTT DOCOMO, ALTHOUGH THE TELECOM AREA OF THE MARKET HAS PERFORMED POORLY IN THE DOWNTURN. WHY HAVE YOU HELD ONTO THESE STOCKS?

A. When the market comes out of a downturn, our experience has been that the strong players in most sectors emerge stronger because many of the weaker competitors have been eliminated or absorbed by stronger companies. So coming out of a downturn, our approach has been to own companies that we think are, first of all, companies in an expanding industry and, secondly, leaders in their respective industries. And NTT DoCoMo and Vodafone are, in our view, world leaders in an expanding cellular phone industry.

    Unlike the wireline phone business -- which we think will suffer for some time because carriers overinvested in infrastructure -- we think the cellular market is growing. We believe new services such as wireless data offer opportunities for the strong firms in the industry to expand their subscriber base and earnings. Our research indicates that DoCoMo in Japan and Vodafone in Europe have large and growing shares of their respective markets, and both have expanded into other markets around the world. So although our positions in these companies declined in price over the period, we believe these stocks have strong potential going forward.

Q.  WHERE ELSE DO YOU SEE OPPORTUNITY?

A. In several other areas, we've increased existing holdings or added new holdings in firms we believe are leaders in industries that could do well in a recovering market. Financial services is an area we think could benefit from a market upturn because many of these companies have businesses related to the stock market. New holdings added in the last two months of the period include Julius Baer, a Swiss bank with a strong asset management business, and Reuters, a British firm whose Reuters Financial division provides information to investment professionals in over 100 countries.

    Consumer electronics and retail are two areas that we believe could benefit from the increased consumer spending that might accompany an economic upturn. Over the period, we increased our holdings in Sony (Japan) and Koninklijke Philips Electronics (Netherlands), which we believe are leaders in the design and manufacture of video game devices, televisions, audio equipment, and other consumer electronics products. In the retail area, a new holding added late in the period was Wal-Mart de Mexico, and we believe it will become a dominant player in Mexican retailing.

/s/ Barry P. Dargan

    Barry P. Dargan
    Portfolio Manager

Note to Shareholders: Barry P. Dargan became portfolio manager of the fund effective April 27, 2001, succeeding David R. Mannheim.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGER'S PROFILE
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   BARRY P. DARGAN IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R)
   (MFS(R)) AND PORTFOLIO MANAGER OF THE INTERNATIONAL GROWTH EQUITY PORTFOLIOS OF OUR MUTUAL FUNDS. HE HAS MORE THAN 15 YEARS EXPERIENCE AS AN INVESTMENT ANALYST, WHICH INCLUDES COVERING HIGH GROWTH SECTORS SUCH AS EUROPEAN AND JAPANESE TECHNOLOGY.

   BARRY JOINED MFS IN 1996 FROM SBC WARBURG JAPAN LTD. IN TOKYO, WHERE AS EXECUTIVE DIRECTOR HE FOLLOWED JAPANESE STOCKS SINCE 1992. FROM 1988 TO 1992 HE WAS AN ANALYST IN THE JAPANESE EQUITY RESEARCH DEPARTMENT OF JAMES CAPEL PACIFIC LTD. IN TOKYO. HE WAS A EUROPEAN TECHNOLOGY ANALYST WITH UBS SECURITIES FROM 1985 TO 1988, BASED IN LONDON. HE WAS NAMED VICE PRESIDENT AT MFS IN 2000 AND PORTFOLIO MANAGER IN 2001.

   BARRY IS A GRADUATE OF THE CITY UNIVERSITY OF LONDON AND IS A CHARTERED ACCOUNTANT.

   ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM- UP PROCESS OF SELECTING SECURITIES.

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This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

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   FUND FACTS
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  OBJECTIVE:                       SEEKS TO PROVIDE CAPITAL APPRECIATION.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:           OCTOBER 24, 1995

  CLASS INCEPTION:                 CLASS A  OCTOBER 24, 1995
                                   CLASS B  OCTOBER 24, 1995
                                   CLASS C  JULY 1, 1996
                                   CLASS I  JANUARY 2, 1997

  SIZE:                            $99.8 MILLION NET ASSETS AS OF MAY 31, 2001

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PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the period from the commencement of the fund's investment operations, October 24, 1995, through May 31, 2001. Index information is from November 1, 1995.)

                  MFS International       Lipper                 MSCI
                    Growth Fund -     International              EAFE
                     Class A           Funds Index               Index
"11/95"             $ 9,525              $10,000                $10,000
"5/96"               10,614               11,196                 11,132
"5/97"               10,840               12,936                 12,006
"5/98"               11,607               14,908                 13,376
"5/99"               10,180               14,672                 13,999
"5/00"               12,886               18,159                 16,439
"5/01"               11,271               15,208                 13,654

TOTAL RATES OF RETURN THROUGH MAY 31, 2001

CLASS A
                                                 1 Year         3 Years         5 Years           Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                        -12.54%          -2.90%          +6.19%         +18.33%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  -12.54%          -0.98%          +1.21%         + 3.05%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  -16.69%          -2.57%          +0.23%         + 2.16%
-------------------------------------------------------------------------------------------------------

CLASS B
                                                 1 Year         3 Years         5 Years           Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                        -12.93%          -4.46%          +3.43%         +14.87%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  -12.93%          -1.51%          +0.68%         + 2.51%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  -16.15%          -2.40%          +0.32%         + 2.35%
-------------------------------------------------------------------------------------------------------

CLASS C
                                                 1 Year         3 Years         5 Years           Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                        -12.98%          -4.52%          +3.65%         +15.13%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  -12.98%          -1.53%          +0.72%         + 2.55%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                  -13.79%          -1.53%          +0.72%         + 2.55%
-------------------------------------------------------------------------------------------------------

CLASS I
                                                 1 Year         3 Years         5 Years           Life*
-------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales
  Charge                                        -11.17%          -0.23%          +9.89%         +22.45%
-------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                  -11.17%          -0.08%          +1.90%         + 3.68%
-------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                 1 Year         3 Years         5 Years           Life*
-------------------------------------------------------------------------------------------------------
Average international fund+                     -17.92%          +0.56%          +5.09%         + 6.41%
-------------------------------------------------------------------------------------------------------
Lipper International Funds Index+               -16.25%          +0.67%          +6.32%         + 7.80%
-------------------------------------------------------------------------------------------------------
MSCI EAFE Index#                                -16.94%          +0.69%          +4.17%         + 5.74%
-------------------------------------------------------------------------------------------------------

  * For the period from the commencement of the fund's investment operations, October 24, 1995, through
    May 31, 2001. Index information is from November 1, 1995.
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class C share performance includes the performance of the fund's Class B shares for the periods prior to their inception (blended performance). Class C blended performance has been adjusted to take into account the lower CDSC applicable to Class C shares. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are approximately the same, the blended Class C performance is approximately the same as it would have been had Class C shares been offered for the entire period. Class I share performance includes the performance of the fund's Class A shares for periods prior to its inception (blended performance). Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. This blended performance has not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest rate and currency exchange rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, it may be more volatile than a portfolio that is more geographically diversified.

These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MAY 31, 2001

FIVE LARGEST STOCK SECTORS

              FINANCIAL SERVICES                      19.5%
              HEALTH CARE                             13.4%
              UTILITIES & COMMUNICATIONS              13.0%
              TECHNOLOGY                               9.4%
              LEISURE                                  8.0%

TOP 10 STOCK HOLDINGS

DIAGEO PLC  3.7%                                NOVARTIS AG  3.0%
U.K.-headquartered food and beverage            Swiss pharmaceutical firm
conglomerate
                                                SYNGENTA AG  2.8%
CANON, INC.  3.5%                               Swiss agricultural chemical firm
Japanese office equipment and imaging company
                                                QBE INSURANCE GROUP LTD.  2.6%
SANOFI-SYNTHELABO S.A.  3.3%                    Australian commercial insurance company
French pharmaceutical company
                                                ELSEVIER N.V.  2.5%
VODAFONE GROUP PLC  3.3%                        Dutch publisher of scientific, legal, and
U.K. telecommunications company                 business information

NTT DOCOMO, INC.  3.0%                          NEXT PLC  2.4%
Japanese telecommunications company             British retailer and financial services company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- May 31, 2001

Stocks - 98.0%
------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                  VALUE
------------------------------------------------------------------------------------------------------
Foreign Stocks - 96.2%
  Australia - 2.8%
    Publishing & Broadcasting Ltd. (Broadcasting)                        60,000       $        278,178
    QBE Insurance Group Ltd. (Insurance)*                               466,088              2,524,624
                                                                                      ----------------
                                                                                      $      2,802,802
------------------------------------------------------------------------------------------------------
  Brazil - 1.7%
    Companhia de Bebidas das Americas, ADR (Beverages)                   23,900       $        536,316
    Embraer Aircraft Corp., ADR (Aerospace and Defense)                  28,520              1,180,728
                                                                                      ----------------
                                                                                      $      1,717,044
------------------------------------------------------------------------------------------------------
  Canada - 5.5%
    Anderson Exploration Ltd. (Oil Services)*                            55,900       $      1,271,770
    AT&T Canada, Inc. (Telecommunications)*                              20,720                622,636
    BCE, Inc. (Telecommunications)                                       75,320              1,918,344
    Canadian National Railway Co. (Railroads)                            41,255              1,655,976
                                                                                      ----------------
                                                                                      $      5,468,726
------------------------------------------------------------------------------------------------------
  Denmark - 1.4%
    Danske Bank (Banks and Credit Cos.)                                  90,550       $      1,427,974
------------------------------------------------------------------------------------------------------
  France - 12.5%
    ALSTOM (Transportation)                                              27,730       $        807,844
    Aventis S.A. (Pharmaceuticals)                                       15,080              1,116,780
    Groupe Danone (Food and Beverage Products)                            8,300              1,080,590
    L'Air Liquide S.A. (Gas)                                             13,800              1,917,976
    Sanofi-Synthelabo S.A. (Medical and Health Products)                 52,840              3,238,643
    Societe Television Francaise 1 (Entertainment)                        7,000                227,835
    Technip S.A. (Construction)                                          13,740              2,032,764
    Total Fina Elf S.A., "B" (Oils)                                      14,070              2,044,713
                                                                                      ----------------
                                                                                      $     12,467,145
------------------------------------------------------------------------------------------------------
  Germany - 0.4%
    Software AG (Computer Software-Services)                              5,500       $        349,657
------------------------------------------------------------------------------------------------------
  Greece - 1.1%
    Cosmote S.A. (Telecommunications)*                                  120,100       $      1,064,061
------------------------------------------------------------------------------------------------------
  Hong Kong - 0.2%
    CNOOC Ltd. (Oils)*                                                  250,000       $        248,407
------------------------------------------------------------------------------------------------------
  India - 0.7%
    Hindustan Lever Ltd. (Consumer Products)                             85,000       $        358,014
    Housing Develepment Finance Corp. Ltd. (Financial
      Services)                                                          25,000                352,130
                                                                                      ----------------
                                                                                      $        710,144
------------------------------------------------------------------------------------------------------
  Israel - 0.8%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                               9,200       $        495,512
    Partner Communications Co. Ltd., ADR (Cellular
      Telephones)*                                                       68,005                272,020
                                                                                      ----------------
                                                                                      $        767,532
------------------------------------------------------------------------------------------------------
  Italy - 2.3%
    Assicurazioni Generali S.p.A. (Insurance)                            46,100       $      1,305,593
    Banca Intesa S.p.A. (Financial Services)                            270,000              1,002,053
                                                                                      ----------------
                                                                                      $      2,307,646
------------------------------------------------------------------------------------------------------
  Japan - 18.5%
    Canon, Inc. (Special Products and Services)                          86,000       $      3,408,735
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                    134,000              2,159,472
    Fast Retailing Co. (Retail)                                           9,300              1,811,007
    Honda Motor Co., Ltd. (Automotive)                                   31,000              1,304,384
    NTT DoCoMo, Inc. (Telecommunications)                                   153              2,935,622
    Shionogi & Co., Ltd. (Pharmaceuticals)                               62,000              1,380,039
    Sony Corp. (Electronics)                                             29,800              2,299,638
    Sumitomo Electric Industries, Ltd. (Electronics)                     40,000                534,545
    Tokyo Broadcasting System, Inc. (Entertainment)                      82,000              1,928,722
    The Nikko Securities Co., Ltd. (Finance)                             91,000                738,997
                                                                                      ----------------
                                                                                      $     18,501,161
------------------------------------------------------------------------------------------------------
  Mexico - 0.5%
    Grupo Aeroportuario del Sureste S.A. de C.V., ADR
      (Transportation)*                                                   6,000       $        111,600
    Wal-Mart de Mexico S.A. de C.V. (Retail)                            135,000                359,105
                                                                                      ----------------
                                                                                      $        470,705
------------------------------------------------------------------------------------------------------
  Netherlands - 11.2%
    Akzo Nobel N.V. (Chemicals)                                          42,800       $      1,845,339
    Elsevier N.V. (Publishing)                                          196,380              2,408,945
    ING Groep N.V. (Financial Services)                                  16,352              1,064,446
    Koninklijke Philips Electronics N.V. (Electronics)                   38,879              1,062,961
    Libertel N.V. (Cellular Telecommunications)*                        132,680              1,323,579
    Royal Dutch Petroleum Co. (Oils)                                     33,290              2,017,035
    VNU N.V. (Publishing)*                                               37,973              1,486,340
                                                                                      ----------------
                                                                                      $     11,208,645
------------------------------------------------------------------------------------------------------
  Singapore - 4.4%
    Datacraft Asia Ltd. (Telecommunications)                             77,000       $        346,500
    DBS Group Holdings Ltd. (Financial Services)                        140,000              1,122,167
    Oversea-Chinese Banking Corp. Ltd. (Banks and Credit Cos.)          119,000                717,026
    Overseas Union Bank Ltd. (Banks and Credit Cos.)                    560,626              2,153,870
                                                                                      ----------------
                                                                                      $      4,339,563
------------------------------------------------------------------------------------------------------
  South Korea - 1.2%
    Samsung Electronics (Electronics)                                     7,500       $      1,242,188
------------------------------------------------------------------------------------------------------
  Spain - 1.8%
    Iberdrola S.A. (Utilities - Electric)                               111,400       $      1,440,917
    Inditex (Retail)*                                                    20,350                315,691
                                                                                      ----------------
                                                                                      $      1,756,608
------------------------------------------------------------------------------------------------------
  Sweden - 0.5%
    Getinge Industrier AB (Medical & Health Products)                    32,500       $        515,051
------------------------------------------------------------------------------------------------------
  Switzerland - 7.8%
    Julius Baer Holdings (Banks and Credit Cos.)                            300       $      1,237,200
    Novartis AG (Medical and Health Products)                            76,000              2,886,799
    Syngenta AG (Chemicals)*                                             54,515              2,685,094
    Synthes-Stratec, Inc. (Medical and Health Products)*                  1,620                973,620
                                                                                      ----------------
                                                                                      $      7,782,713
------------------------------------------------------------------------------------------------------
  United Kingdom - 20.9%
    AstraZeneca Group PLC (Medical and Health Products)                  10,936       $        514,864
    BOC Group PLC (Chemicals)                                            57,500                864,088
    CGNU PLC (Insurance)*                                               159,578              2,090,399
    Compass Group PLC (Food & Beverage Products)                         97,200                717,940
    Diageo PLC (Food and Beverage Products)*                            335,951              3,619,710
    HSBC Holdings PLC (Banks and Credit Cos.)                            60,000                746,844
    Johnson Service Group PLC (Business Services)                        92,000                482,585
    Matalan PLC (Apparel and Textiles)                                  119,500                786,086
    NEXT PLC (Retail)                                                   170,560              2,364,832
    Reckitt Benckiser PLC (Consumer Goods and Services)                 143,740              1,901,269
    Reuters Group PLC (Business Services)                                54,100                755,471
    Royal Bank of Scotland PLC (Banks and Credit Cos.)*                  35,296                810,634
    Shire Pharmaceuticals Group PLC (Pharmaceuticals)*                   17,000                279,089
    Standard Chartered PLC (Banks)                                      126,520              1,738,070
    Vodafone Group PLC (Telecommunications)*                          1,235,704              3,175,241
                                                                                      ----------------
                                                                                      $     20,847,122
------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $     95,994,894
------------------------------------------------------------------------------------------------------
U.S. Stocks - 1.8%
  Oils - 1.8%
    Santa Fe International Corp.                                         48,370       $      1,783,885
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $89,725,437)                                           $     97,778,779
------------------------------------------------------------------------------------------------------


Repurchase Agreement - 2.5%
------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                  VALUE
------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 5/31/01, due 6/01/01, total to
      be received $2,509,289 (secured by various U.S.
      Treasury and Federal Agency obligations in a
      jointly traded account), at Cost                                   $2,509       $      2,509,000
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $92,234,437)                                          $100,287,779
Other Assets, Less Liabilities - (0.5)%                                                       (526,073
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $     99,761,706
------------------------------------------------------------------------------------------------------

*Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
MAY 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $92,234,437)             $100,287,779
  Investments of cash collateral for securities loaned, at
identified cost and value                                            11,600,738
  Cash                                                                   51,620
  Foreign currency, at value (identified cost, $153,153)                151,451
  Receivable for investments sold                                     1,335,337
  Receivable for fund shares sold                                       380,234
  Interest and dividends receivable                                     202,903
  Other assets                                                              752
                                                                   ------------
      Total assets                                                 $114,010,814
                                                                   ------------
Liabilities:
  Collateral for securities loaned, at value                       $ 11,600,738
  Payable for investments purchased                                   2,453,574
  Payable for fund shares reacquired                                     87,289
  Payable to affiliates -
    Management fee                                                        2,479
    Shareholder servicing agent fee                                         275
    Distribution and service fee                                          2,073
    Administrative fee                                                       48
  Accrued expenses and other liabilities                                102,632
                                                                   ------------
      Total liabilities                                            $ 14,249,108
                                                                   ------------
Net assets                                                         $ 99,761,706
                                                                   ============

Net assets consist of:
  Paid-in capital                                                  $102,889,686
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      8,044,425
  Accumulated net realized loss on investments and foreign
    currency transactions                                           (11,152,680)
  Accumulated net investment loss                                       (19,725)
                                                                   ------------
      Total                                                        $ 99,761,706
                                                                   ============
Shares of beneficial interest outstanding                           6,505,859
                                                                    =========

Class A shares:
  Net asset value per share
    (net assets of $49,796,901 / 3,217,403 shares of
      beneficial interest outstanding)                                $15.48
                                                                      ======
  Offering price per share (100 / 95.25 of net asset value
      per share)                                                      $16.25
                                                                      ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $44,600,267 / 2,933,076 shares of
      beneficial interest outstanding)                                $15.21
                                                                      ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $5,364,433 / 355,373 shares of
      beneficial interest outstanding)                               $15.10
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $105 / 6.692 shares of beneficial
      interest outstanding)                                          $15.69
                                                                     ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations
----------------------------------------------------------------------------------------
YEAR ENDED MAY 31, 2001
----------------------------------------------------------------------------------------
Net investment loss:
  Income -
    Dividends                                                               $  1,740,633
    Interest                                                                     249,723
    Foreign taxes withheld                                                      (250,807)
                                                                            ------------
      Total investment income                                               $  1,739,549
                                                                            ------------
  Expenses -
    Management fee                                                          $  1,057,025
    Trustees' compensation                                                        17,911
    Shareholder servicing agent fee                                              113,974
    Distribution and service fee (Class A)                                       284,325
    Distribution and service fee (Class B)                                       511,280
    Distribution and service fee (Class C)                                        59,814
    Administrative fee                                                            16,969
    Custodian fee                                                                199,902
    Printing                                                                      52,967
    Postage                                                                       24,378
    Auditing fees                                                                 43,265
    Legal fees                                                                     2,979
    Amortization of organization expenses                                          2,091
    Miscellaneous                                                                189,639
                                                                            ------------
      Total expenses                                                        $  2,576,519
    Fees paid indirectly                                                         (16,275)
                                                                            ------------
      Net expenses                                                          $  2,560,244
                                                                            ------------
        Net investment loss                                                 $   (820,695)
                                                                            ------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                                 $ (9,835,456)
    Foreign currency transactions                                                (70,259)
                                                                            ------------
      Net realized loss on investments and foreign currency transactions    $ (9,905,715)
                                                                            ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                             $ (3,226,704)
    Translation of assets and liabilities in foreign currencies                    1,182
                                                                            ------------
      Net unrealized loss on investments and foreign currency translation   $ (3,225,522)
                                                                            ------------
        Net realized and unrealized loss on investments and foreign
          currency                                                          $(13,131,237)
                                                                            ------------
          Decrease in net assets from operations                            $(13,951,932)
                                                                            ============

See notes to financial statements.

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                                        2001                   2000
-----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                  $     (820,695)         $      66,676
  Net realized gain (loss) on investments and foreign
    currency transactions                                           (9,905,715)            20,549,491
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            (3,225,522)             4,796,108
                                                                --------------          -------------
      Increase (decrease) in net assets from operations         $  (13,951,932)         $  25,412,275
                                                                --------------          -------------

Distributions declared to shareholders -

  From net investment income (Class A)                          $     (189,587)         $      --
  From net investment income (Class C)                                  (4,121)                --
  From net investment income (Class I)                                      (1)                --
  From net realized gain on investments and foreign currency
    transactions (Class A)                                          (3,949,269)                --
  From net realized gain on investments and foreign currency
    transactions (Class B)                                          (3,739,303)                --
  From net realized gain on investments and foreign currency
    transactions (Class C)                                            (418,957)                --
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                  (8)                --
  In excess of net investment income (Class A)                         (15,243)                --
  In excess of net investment income (Class C)                            (331)                --
                                                                --------------          -------------
      Total distributions declared to shareholders              $   (8,316,820)         $      --
                                                                --------------          -------------

Net increase in net assets from fund share transactions         $    2,377,240          $   4,867,725
                                                                --------------          -------------
        Total increase (decrease) in net assets                 $  (19,891,512)         $  30,280,000
                                                                --------------          -------------
Net assets:
  At beginning of period                                           119,653,218             89,373,218
                                                                --------------          -------------

At end of period (including accumulated net investment loss
  of $19,725 and accumulated net investment income of
  $193,709, respectively)                                       $   99,761,706          $ 119,653,218
                                                                ==============          =============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED MAY 31,
                                                    --------------------------------------------------------------------------
                                                       2001              2000             1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $19.19            $15.16           $17.78          $16.90          $16.71
                                                     ------            ------           ------          ------          ------

Income (loss) from investment operations# -
  Net investment income (loss)                       $(0.08)           $ 0.05           $ 0.01          $(0.01)         $ 0.02
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  (2.24)             3.98            (2.20)           1.18            0.32
                                                     ------            ------           ------          ------          ------
     Total from investment operations                $(2.32)           $ 4.03           $(2.19)         $ 1.17          $ 0.34
                                                     ------            ------           ------          ------          ------

Less distributions declared to shareholders -
  From net investment income                         $(0.06)           $ --             $ --            $(0.22)         $ --
  From net realized gain on investments and
    foreign currency transactions                     (1.32)             --              (0.43)          (0.07)          (0.15)
  In excess of net investment income                  (0.01)             --               --              --              --
                                                     ------            ------           ------          ------          ------
     Total distributions declared to shareholders    $(1.39)           $ --             $(0.43)         $(0.29)         $(0.15)
                                                     ------            ------           ------          ------          ------
Net asset value - end of period                      $15.48            $19.19           $15.16          $17.78          $16.90
                                                     ======            ======           ======          ======          ======
Total return(+)                                      (12.54)%           26.58%          (12.30)%          7.08%           2.13%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           2.01%             2.04%            2.01%           2.01%           1.99%
  Net investment income (loss)                        (0.47)%            0.31%            0.09%          (0.08)%          0.13%
Portfolio turnover                                       84%              110%             100%            225%             53%
Net assets at end of period (000 Omitted)           $49,797           $60,133          $43,678         $53,659         $56,810
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED MAY 31,
                                                     -------------------------------------------------------------------------
                                                       2001              2000             1999            1998            1997
------------------------------------------------------------------------------------------------------------------------------
                                                    CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $18.89            $15.01           $17.71          $16.82          $16.66
                                                     ------            ------           ------          ------          ------

Income (loss) from investment operations# -
  Net investment loss                                $(0.17)           $(0.04)          $(0.07)         $(0.10)         $(0.07)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                  (2.19)             3.92            (2.20)           1.19            0.31
                                                     ------            ------           ------          ------          ------
     Total from investment operations                $(2.36)           $ 3.88           $(2.27)         $ 1.09          $ 0.24
                                                     ------            ------           ------          ------          ------

Less distributions declared to shareholders -
  From net investment income                         $ --              $ --             $ --            $(0.13)         $ --
  From net realized gain on investments and
    foreign currency transactions                     (1.32)             --              (0.43)          (0.07)          (0.08)
                                                     ------            ------           ------          ------          ------
     Total distributions declared to
        shareholders                                 $(1.32)           $ --             $(0.43)         $(0.20)         $(0.08)
                                                     ------            ------           ------          ------          ------
Net asset value - end of period                      $15.21            $18.89           $15.01          $17.71          $16.82
                                                     ======            ======           ======          ======          ======
Total return                                         (12.93)%           25.85%          (12.80)%          6.59%           1.56%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                           2.51%             2.54%            2.51%           2.51%           2.53%
  Net investment loss                                 (0.97)%           (0.21)%          (0.42)%         (0.57)%         (0.42)%
Portfolio turnover                                       84%              110%             100%            225%             53%
Net assets at end of period (000 Omitted)           $44,600           $53,764          $41,959         $59,055         $62,958

 #Per share data are based on average shares outstanding.
##Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED MAY 31,
                                        --------------------------------------------------------------          PERIOD ENDED
                                                2001              2000            1999            1998         MAY 31, 1997*
----------------------------------------------------------------------------------------------------------------------------
                                             CLASS C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $18.79            $14.93          $17.62          $16.76                $16.83
                                              ------            ------          ------          ------                ------

Income (loss) from investment operations# -
  Net investment income (loss)                $(0.17)           $ 0.01          $(0.07)         $(0.10)               $(0.04)
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                   (2.19)             3.85           (2.19)           1.19                  0.15
                                              ------            ------          ------          ------                ------
      Total from investment operations        $(2.36)           $ 3.86          $(2.26)         $ 1.09                $ 0.11
                                              ------            ------          ------          ------                ------

Less distributions declared to shareholders -
  From net investment income                  $(0.01)           $ --            $ --            $(0.16)               $ --
  From net realized gain on
    investments and foreign currency
    transactions                               (1.32)             --             (0.43)          (0.07)                (0.18)
  In excess of net investment income            --  +++           --              --              --                    --
                                              ------            ------          ------          ------                ------

    Total distributions declared to
      shareholders                            $(1.33)           $ --            $(0.43)         $(0.23)               $(0.18)
                                              ------            ------          ------          ------                ------
Net asset value - end of period               $15.10            $18.79          $14.93          $17.62                $16.76
                                              ======            ======          ======          ======                ======
Total return                                  (12.98)%           25.94%         (12.87)%          6.62%                 0.79%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                    2.51%             2.54%           2.51%           2.52%                 2.50%+
  Net investment income (loss)                 (0.97)%            0.04%          (0.43)%         (0.56)%               (0.27)%+
Portfolio turnover                                84%              110%            100%            225%                   53%
Net assets at end of period (000
  Omitted)                                    $5,364            $5,756          $3,608          $3,380                $2,397

  *For the period from the inception of Class C shares, July 1, 1996, through May 31, 1997.
  +Annualized.
 ++Not annualized.
+++Per share amount was less than $0.01.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED MAY 31,
                                        --------------------------------------------------------------          PERIOD ENDED
                                                2001              2000            1999            1998         MAY 31, 1997*
----------------------------------------------------------------------------------------------------------------------------
                                             CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $19.45            $15.26          $17.81          $16.94                $15.90
                                              ------            ------          ------          ------                ------

Income (loss) from investment operations# -
  Net investment income (loss)                $(0.01)           $(0.07)         $ 0.10          $ 0.10                $ 0.11
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency                                   (2.27)             4.26           (2.22)           1.15                  0.93
                                              ------            ------          ------          ------                ------
      Total from investment operations        $(2.28)           $ 4.19          $(2.12)         $ 1.25                $ 1.04
                                              ------            ------          ------          ------                ------

Less distributions declared to shareholders -
  From net investment income                  $(0.16)           $ --            $ --            $(0.31)               $ --
  From net realized gain on
    investments and foreign currency
    transactions                               (1.32)             --             (0.43)          (0.07)                 --
                                              ------            ------          ------          ------                ------

    Total distributions declared to
      shareholders                            $(1.48)           $ --            $(0.43)         $(0.38)               $ --
                                              ------            ------          ------          ------                ------
Net asset value - end of period               $15.69            $19.45          $15.26          $17.81                $16.94
                                              ======            ======          ======          ======                ======
Total return                                  (11.17)%           27.54%         (11.94)%          7.65%                 6.54%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                    1.51%             1.59%           1.51%           1.52%                 1.52%+
  Net investment income (loss)                 (0.08)%           (0.40)%          0.65%           0.59%                 1.40%+
Portfolio turnover                                84%              110%            100%            225%                   53%
Net assets at end of period (000
  Omitted)                                    $ --  +++         $ --  +++         $128            $155                   $84

  *For the period from the inception of Class I shares, January 2, 1997, through May 31,
   1997.
  +Annualized.
 ++Not annualized.
+++Class I net assets were less than $500.
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS International Growth Fund (the fund) is a diversified series of MFS Series Trust X (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At May 31, 2001, the value of securities loaned was $13,098,328. These loans were collateralized by U.S. Treasury securities of $2,104,126 and cash of $11,600,738 which was invested in the following short-term obligation:

                                                               IDENTIFIED COST
                                                        SHARES       AND VALUE
------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio        11,600,738     $11,600,738

Forward Foreign Currency Exchange Contracts - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. The fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the period, the fund's custodian fees were reduced by $13,350 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $2,925 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended May 31, 2001, accumulated net investment loss decreased by $816,544, accumulated net realized loss on investments and foreign currency transactions increased by $5,912,750, and paid-in capital increased by $5,096,206 due to differences between book and tax accounting for net investment loss and currency transactions. This change had no effect on the net assets or net asset value per share.

At May 31, 2001, the fund, for federal income tax purposes, had a capital loss carryforward of $619,236 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on May 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services and general office facilities.

The management fee is computed daily and paid monthly at the following annual rates:

      First $500 million of average net assets                    0.975%
      Average net assets in excess of $500 million                0.925%

The investment adviser has voluntarily agreed to reduce the management fee to 0.90% for assets in excess of $500 million. This voluntary reduction in the management fee effective October 1, 2000, may be rescinded by MFS only with the approval of the fund's Board of Trustees.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of who receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $4,396 for the year ended May 31, 2001.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $49,527 for the year ended May 31, 2001, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $7,119 for the year ended May 31, 2001. Fees incurred under the distribution plan during the year ended May 31, 2001, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The fund's distribution plan provides that the fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $277 and $72 for Class B and Class C shares, respectively, for the year ended May 31, 2001. Fees incurred under the distribution plan during the year ended May 31, 2001 were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended May 31, 2001, were $4,985, $92,675, and $4,575 for Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $92,053,619 and $95,880,850, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $93,718,915
                                                                  -----------
Gross unrealized appreciation                                     $11,237,043
Gross unrealized depreciation                                      (4,668,179)
                                                                  -----------
    Net unrealized appreciation                                   $ 6,568,864
                                                                  ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                            YEAR ENDED MAY 31, 2001               YEAR ENDED MAY 31, 2000
                                 ----------------------------------   -----------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            9,740,055       $175,010,464        17,262,145        $308,924,901
Shares issued to shareholders
  in reinvestment of
  distributions                          239,345          3,960,372             --                  --
Shares reacquired                     (9,895,909)      (178,778,966)      (17,008,605)       (306,103,555)
                                       ---------       ------------        ----------        ------------
    Net increase                          83,491       $    191,870           253,540        $  2,821,346
                                       =========       ============        ==========        =============

Class B shares
                                            YEAR ENDED MAY 31, 2001               YEAR ENDED MAY 31, 2000
                                 ----------------------------------   -----------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            1,616,946       $ 29,275,656         2,308,759        $ 40,847,049
Shares issued to shareholders
  in reinvestment of
  distributions                          207,780          3,384,015             --                  --
Shares reacquired                     (1,737,224)       (31,212,847)       (2,257,997)        (39,672,150)
                                       ---------       ------------        ----------        ------------
    Net increase                          87,502       $  1,446,824            50,762        $  1,174,899
                                       =========       ============        ==========        =============

Class C shares
                                            YEAR ENDED MAY 31, 2001               YEAR ENDED MAY 31, 2000
                                 ----------------------------------   -----------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                            2,003,911       $ 35,450,079         3,099,197        $ 52,523,520
Shares issued to shareholders
  in reinvestment of
  distributions                           24,266            392,136             --                  --
Shares reacquired                     (1,979,173)       (35,103,673)       (3,034,523)        (51,469,976)
                                       ---------       ------------        ----------        ------------
    Net increase                          49,004       $    738,542            64,674        $  1,053,544
                                       =========       ============        ==========        =============

Class I shares
                                            YEAR ENDED MAY 31, 2001               YEAR ENDED MAY 31, 2000
                                 ----------------------------------   -----------------------------------
                                          SHARES             AMOUNT            SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------
Shares sold                                --          $   --                   7,202        $    119,742
Shares issued to shareholders
  in reinvestment of
  distributions                            --              --                   --                  --
Shares reacquired                          0.317                  4          (15,586)            (301,806)
                                       ---------       ------------        ----------        ------------
    Net increase (decrease)                0.317       $          4           (8,384)        $   (182,064)
                                       =========       ============        ==========        ============

(6) Line of Credit
The fund and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. A commitment fee of $1,064 which is based on the average daily unused portion of the line of credit is included in miscellaneous expense. The fund had no significant borrowings during the year.

(7) Financial Instruments
The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no outstanding financial instruments with off-balance-sheet risk at the end of the period.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of MFS International Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS International Growth Fund (the Fund), including the schedule of portfolio investments, as of May 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2001 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Growth Fund at May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                            ERNST & YOUNG LLP

Boston, Massachusetts
July 6, 2001

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 2002, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2001.

   FOR THE YEAR ENDED MAY 31, 2001, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 0.15%.

   THE FUND HAS DESIGNATED $3,780,137 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED
   MAY 31, 2001.

--------------------------------------------------------------------------------

MFS(R) INTERNATIONAL GROWTH FUND

TRUSTEES                                                 SECRETARY
J. Atwood Ives+ - Chairman and Chief Executive           Stephen E. Cavan*
Officer, Eastern Enterprises (diversified
services company)                                        ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway &
Barnes (attorneys)                                       CUSTODIAN
                                                         State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor, Harvard
University Graduate School of Business                   AUDITORS
Administration                                           Ernst & Young LLP

Charles W. Schmidt+ - Private Investor                   INVESTOR INFORMATION
                                                         For information on MFS mutual funds, call your
Arnold D. Scott* - Senior Executive Vice                 investment professional or, for an information
President, Director, and Secretary, MFS                  kit, call toll free: 1-800-637-2929 any
Investment Management                                    business day from 9 a.m. to 5 p.m. Eastern time
                                                         (or leave a message anytime).
Jeffrey L. Shames* - Chairman and Chief
Executive Officer, MFS Investment Management             INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Elaine R. Smith+ - Independent Consultant                P.O. Box 2281
                                                         Boston, MA 02107-9906
David B. Stone+ - Chairman, North American
Management Corp. (investment adviser)                    For general information, call toll free:
                                                         1-800-225-2606 any business day from 8 a.m. to
INVESTMENT ADVISER                                       8 p.m. Eastern time.
Massachusetts Financial Services Company
500 Boylston Street                                      For service to speech- or hearing-impaired
Boston, MA 02116-3741                                    individuals, call toll free: 1-800-637-6576 any
                                                         business day from 9 a.m. to 5 p.m. Eastern
DISTRIBUTOR                                              time. (To use this service, your phone must be
MFS Fund Distributors, Inc.                              equipped with a Telecommunications Device for
500 Boylston Street                                      the Deaf.)
Boston, MA 02116-3741
                                                         For share prices, account balances, exchanges,
CHAIRMAN AND PRESIDENT                                   or stock and bond outlooks, call toll free:
Jeffrey L. Shames*                                       1-800-MFS-TALK (1-800-637-8255) anytime from a
                                                         touch-tone telephone.
PORTFOLIO MANAGER
Barry P. Dargan*                                         WORLD WIDE WEB
                                                         www.mfs.com
TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Laura F. Healy*
Ellen Moynihan*

+ Independent Trustee
* MFS Investment Management

MFS(R) INTERNATIONAL GROWTH FUND                                ------------
                                                                  PRSRT STD
                                                                U.S. Postage
[logo] M F S(R)                                                     Paid
INVESTMENT MANAGEMENT                                               MFS
                                                                ------------

500 Boylston Street
Boston, MA 02116-3741


(C)2001 MFS Investment Management(R).
MFS(R)investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.
                                             MIF-2  7/01  24.5M  86/286/386/886